AMENDMENT, CONSENT AND WAIVER

         AMENDMENT, CONSENT AND WAIVER (this "Amendment"), dated as of June 2, 2000, among USOL HOLDINGS, 1NC. ("Holdings"), USOL, INC. (the "Borrower"), the various financial institutions party, to the Credit Agreement referred to below (the "Banks"), PARIBAS, as Administrative Agent and Syndication Agent and DEUTSCHE BANK AG, NEW YORK BRANCH, as Documentation Agent. All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement.

                              W I T N E S S E T H:
                               - - - - - - - - - -

         WHEREAS, Holdings, the Borrower, the Banks and the Agents are parties to a Credit Agreement, dated as of December 30, 1999 (as amended, modified or supplemented through the date hereof, the "Credit Agreement"); and

         WHEREAS, the parties hereto wish to amend the Credit, Agreement as herein provided;

         NOW, THEREFORE, it is agreed.

         1. Section 8.06(vii) of the Credit Agreement is hereby amended by deleting the amount "$100,000" and insetting in lieu thereof the amount "5240,000".

         2. Notwithstanding anything to the contrary contained in Credit Agreement, the undersigned hereby consent to the loan made by the Borrower to Seth Davis in the amount of $150,000, which loan shall have a maturity date of October 31, 2040 and shall be secured solely lay Seth Davis's stock options.

         3. Notwithstanding anything to the contrary contained in the Credit Agreement, the undersigned hereby consent to increasing the limit of loans made by the Borrower to Residentclub in Section 8.06(x) from $2,000,000 to $3,000,000 for the period beginning on the Amendment Effective Date and ending on the earlier of (i) August 31, 2000 or (ii) the raising of at least $1,000,000 in capital, after which period such limit shall revert back to $2,000,000.

         4. Notwithstanding anything to the contrary contained in the Credit Agreement, the undersigned hereby consent to Residentclub incurring a loan of up to $5,000,000 from Newman Financial Services; provided, that such loan (i) is evidenced by an instrument in such amount, (ii) is secured solely by the stool. and/or assets of Residentclub and (iii) is in form and substance satisfactory to the Administrative Agent.

         5. In order to induce the Banks to enter into this Amendment, the Borrower hereby represents and warrants that on the Amendment Effective Date, both before and after giving effect to this Amendment and the transactions contemplated hereby, (i) no Default or Event of Default shall exist and (ii) all of the representations and warranties contained in the Credit Documents shall be true and correct in all material respects, with the same effect as though such representation's and warranties had been made on and as of the Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specified date).

         6. This Amendment shall become effective on the date (the "Amendment Effective Date") when (i) Holdings, the Borrower and the Required Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile) the same to the Agent and (ii) all fees, costs and expenses owing to the Flanks, including, without limitation, the fees of White & Case LLP, shall have been paid.

         7. This Amendment is limited as specified and shall not constitute a modification, acceptance, consent or waiver of any other provision of the Credit Agreement or any other Credit Document.

         8. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Agent.

         9. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

         10. From and after the Amendment Effective Date all references in the Credit Agreement and the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

                                     * * * *

         IN  WITNESS  WHEREOF,   the  parties  hereto  have  caused  their  duly
authorized officers to execute and deliver this Amendment as of the date first above written.

                                      USOL HOLDINGS, INC.


                                      By:        /s/ Jeff Sperber
                                         --------------------------------------
                                         Chief Financial Officer

                                      USOL, INC.


                                      By:        /s/ Jeff Sperber
                                         --------------------------------------
                                         Chief Financial Officer

                                      PARIBAS,
                                       Individually and as Administrative
                                       Agent aced Syndication Agent

                                      By:        /s/ Salo Aizenberg
                                          -------------------------------------
                                          Vice President


                                      DEUTSCHE BANK AG, NEW YORK
                                      BRANCH,
                                      as Documentation Agent

                                      By:        /s/ Jon D. Storck
                                         --------------------------------------
                                         Vice President

                                      By:        /s/ Sangita Gupte
                                         --------------------------------------
                                         Associate

                                      DEUTSCHE BANK AG, NEW YORK
                                      AND/OR CAYMAN ISLANDS BRANCHES


                                      By:       /s/ Jon D. Storck
                                         --------------------------------------
                                         Title:

                                      By:      /s/ Sangita Gupte
                                         --------------------------------------
                                         Title:

                                      COAST BUSINESS CREDIT


                                      By:        /s/
                                         --------------------------------------
                                         Vice President